Exhibit 10.11

FIRST CLASS NAVIGATION CORPORATION

_____________, 2007

First Class Management S.A.

c/o NTC Company

22 Ethnikis Antistaseos Street

152 32 Halandri

Athens, Greece

Gentlemen:

This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of First Class Navigation Corporation (the “Company”) and continuing until the earlier of the consummation by the Company of a “Business Combination” or the Company’s liquidation (as described in the Company’s IPO prospectus) (the “Termination Date”), First Class Management S.A. shall make available to the Company certain office and secretarial services as may be required by the Company from time to time, situated at 22 Ethnikis Antistaseos Street, 152 32 Halandri, Athens, Greece. In exchange therefor, the Company shall pay First Class Management S.A. the sum of $7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

Very truly yours,
FIRST CLASS NAVIGATION CORPORATION
By:
Name:
Title:

AGREED TO AND ACCEPTED BY:

FIRST CLASS MANAGEMENT S.A.

By:
Name:
Title: